UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 16, 2019

Qualys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35662	77-0534145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 East Hillsdale Boulevard

Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 801-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	QLYS	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On August 16, 2019, Patricia Hatter resigned from the Board of Directors (the “Board”) of Qualys, Inc. (the “Company”). Ms. Hatter’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Director

On August 16, 2019, the Board appointed Wendy M. Pfeiffer to serve on the Board as a Class II director until the Company’s 2020 annual meeting of stockholders or until her successor is duly elected and qualified. There are no arrangements or understandings between Ms. Pfeiffer and any other persons pursuant to which she was elected to serve on the Board. In addition, Ms. Pfeiffer was appointed as a member of the audit committee of the Board, effective as of August 16, 2019.

Ms. Pfeiffer, age 53, has served as the chief information officer of Nutanix, Inc., an enterprise cloud computing company, since January 2017. Previously, Ms. Pfeiffer served as the chief information officer and vice president IT, head of IT operations, of GoPro, Inc., a maker of video and photo capture devices, from July 2015 to January 2017. Ms. Pfeiffer also served as senior director, IT shared services, of Robert Half International, a staffing and recruiting company, from February 2009 to June 2015. Ms. Pfeiffer holds a B.S. in business administration, financial accounting and technology, from the University of Phoenix.

Ms. Pfeiffer is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Ms. Pfeiffer will enter into the Company’s standard form of indemnification agreement, a copy of which was previously filed on August 10, 2012 as Exhibit 10.10 to the Company’s Registration Statement on Form S-1 (File No. 333-182027). In addition, Ms. Pfeiffer will be compensated for her service on the Board in accordance with the Company’s standard compensation policy for non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALYS, INC.

By:	/s/ Philippe F. Courtot
Philippe F. Courtot
Chairman, President and Chief Executive Officer

Date: August 22, 2019